Exhibit 10.1
LUMINEX CORPORATION
AMENDMENT TO RESTRICTED STOCK AGREEMENT
     THIS AMENDMENT TO RESTRICTED STOCK AGREEMENT is made by and between Patrick J. Balthrop, Sr. (the “Executive”) and Luminex Corporation, a Delaware corporation (the “Company”) effective as of March 25, 2007. Capitalized terms used, but not defined herein, shall have the meanings assigned to such in the Agreement (as defined below).
WITNESSETH:
     WHEREAS, the Company entered into a Restricted Stock Agreement (the “Agreement”) with the Executive dated as of May 17, 2004, which Agreement was issued under the Company’s 2000 Long-Term Incentive Plan; and
     WHEREAS, the Company and the Executive desire to amend the Agreement such that the Restrictions, to the extent not then lapsed, will lapse with respect to all of the Restricted Shares on the date immediately prior to the fifth anniversary of the date of the Agreement.
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive hereby amend the Agreement as follows:
     1. Cliff Vesting On the Date Immediately Prior to Fifth Anniversary of Agreement. The following sentence shall be added at the end of Section 6:
     “Notwithstanding the foregoing, however, the Restrictions with respect to all Restricted Shares (to the extent that the Restrictions with respect to such Restricted Shares have not previously lapsed) shall lapse on the date immediately prior to the fifth anniversary of the date of this Agreement, provided Stockholder is, and has been, continuously employed by the Company from the date of this Agreement through such date immediately prior to the fifth anniversary of the date of this Agreement.”
     2. The Agreement is also hereby amended to delete all references to the forfeiture of the Restricted Shares on the fifth anniversary of the date of the Agreement where such forfeiture is based solely on the occurrence of such date.
     3. Except as expressly modified hereby, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first stated above.

LUMINEX CORPORATION
By:	/s/ David S. Reiter
Its:	Vice President, General Counsel
and Corporate Secretary

/s/ Patrick J. Balthrop, Sr.
Patrick J. Balthrop, Sr.

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